[Logo: Pioneer logo]


Pioneer II

ANNUAL REPORT 9/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                      1

Portfolio Summary                             2

Performance Update                            3

Portfolio Management Discussion               6

Schedule of Investments                       9

Financial Statements                         16

Notes to Financial Statements                23

Report of Independent Public Accountants     28

Trustees, Officers and Service Providers     29

Pioneer II

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 9/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

This September 30 marked the close of Pioneer II's 30th year, and we thank you for sharing our confidence in the Fund's potential.

Over the Fund's life, the choices and services available to investors broadened considerably. When Pioneer II was introduced in 1969, there were less than 300 mutual funds available, a significant increase from the four in place when Philip Carret founded Pioneer in 1928. Today there are over 10,000 funds. The creation of affordable investment options, including mutual funds, opened a world of opportunity for millions of people worldwide and surely should be counted among this century's greatest accomplishments. With the new millennium fast approaching, one can't help but be excited by the challenges, changes and opportunities that lie ahead for us all.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment-to-moment.

This year, we are taking extra steps to make your planning easier, especially tax planning. I'm pleased to announce that Pioneer funds will distribute their capital gains in November - a month earlier than in past years. We hope you'll take advantage of the extra time to work with your investment professional to prepare for the new century.

I encourage you to read on to learn more about your Fund. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for information about your fund or accounts, and to view 1999 distribution information.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------

John F. Cogan, Jr.
Chairman and President

Pioneer II

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 9/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie chart data]

U.S. Common Stocks            87%

International Common Stocks    9%

Depositary Receipts for
International Stocks           3%

Short-Term Cash
Equivalents                    1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Pie chart data]

Financial                     17%

Technology                    16%

Capital Goods                 15%

Healthcare                    12%

Utilities                      9%

Energy                         8%

Consumer
Cyclicals                      7%

Consumer Staples               5%

Basic Materials                4%

Other                          7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Koninklijke Philips         5.40%          6. Intel Corp.               3.20%
     Electronics NV (NY
     shares)

  2. Dominion Resources, Inc.    4.56           7. Bell Atlantic Corp.       2.93

  3. Ambac Financial Group,      4.00           8. Merck & Co., Inc.         2.54
     Inc.

  4. Amgen Inc.                  3.51           9. Trinity Industries Inc.   2.39

  5. IBM Corp.                   3.33          10. The Chase Manhattan       2.36
                                                   Corp.

Fund holdings will vary for other periods.

Pioneer II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                                       CLASS A SHARES
--------------------------------------------------------------------------------


Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/99         9/30/98
                            $20.16          $18.32

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98-9/30/99)          Dividends       Capital Gains       Capital Gains
                             $0.186              -                $0.150


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard
& Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1999)
            Net Asset     Public Offering
Period        Value           Price*
10 Years      9.17%           8.52%
5 Years      10.80            9.50
1 Year       11.86            5.42

[Mountain chart data]

Growth of $10,000

          Pioneer   Standard &
          II*       Poor's 500
                    Index
9/89       9,425    10,000
           7,807     9,076
9/91       9,728    11,894
          10,693    13,203
9/93      12,634    14,910
          13,565    15,466
9/95      16,266    20,053
          18,247    24,114
9/97      26,633    33,858
          20,249    36,913
9/99      22,652    47,153

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvest-ment of distributions at net asset value.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/99         9/30/98
                            $19.74          $17.98

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98-9/30/99)          Dividends       Capital Gains       Capital Gains
                                 -               -                 $0.150


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1999)
                 If         If
Period          Held     Redeemed*
Life-of-Fund    6.40%      5.62%
(7/1/96)
1 Year         10.62       6.62

[Mountain chart data]

Growth of $10,000

          Pioneer   Standard &
          II*       Poor's 500
                    Index
7/96      10,000    10,000
9/96      10,165    10,247
          11,403    11,100
3/97      11,419    11,399
          13,165    13,385
9/97      14,698    14,387
          13,962    14,799
3/98      15,377    16,859
          14,269    17,415
9/98      11,059    15,686
          12,717    19,020
3/99      12,240    19,965
          13,294    21,367
9/99      11,946    19,998

*Reflects deduction of the maximum applicable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 9/30/99                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  9/30/99         9/30/98
                            $19.78          $18.02

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/98-9/30/99)          Dividends       Capital Gains       Capital Gains
                                 -               -                 $0.150


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of September 30, 1999)
                 If         If
Period          Held     Redeemed*
Life-of-Fund    6.44%      6.44%
(7/1/96)
1 Year         10.60      10.60

[Mountain chart data]

Growth of $10,000

          Pioneer   Standard &
          II*       Poor's 500
                    Index
7/96      10,000    10,000
9/96      10,161    10,247
          11,400    11,100
3/97      11,410    11,399
          13,142    13,385
9/97      14,683    14,387
          13,952    14,799
3/98      15,360    16,859
          14,253    17,415
9/98      11,076    15,686
          12,727    19,020
3/99      12,244    19,965
          13,303    21,367
9/99      12,250    19,998

*Assumes reinvestment of distributions. The 1% contingent deferred sales charge
 (CDSC) applies to redemptions made within one year of purchase.


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/99
--------------------------------------------------------------------------------

In this report, Richard Dahlberg, the leader of Pioneer II's investment team, discusses the market environment and Pioneer II's performance over the 12 months through September 30, 1999. Mr. Dahlberg has been an investment professional for over 30 years.

Q: Over the last 12 months, the Standard & Poor's 500 Index continued to set new records. Did value stocks make a comeback?

A: Even though value stocks did perk up a few times during the year - most notably in the second quarter of 1999 - none of the rallies were lasting. The performance of the major market averages was, once again, driven by a small number of blue chip growth stocks. In fact, a majority of the S&P 500's strong returns came in the first half of the Fund's fiscal year. Since June, major market averages have declined significantly - some more than the 10% that defines a correction. Although your Fund's Class A shares returned 11.86% at net asset value for the year, this return trailed the exceptionally strong 27.73% return of the Standard & Poor's 500 Index and the 16.24% average return of the 477 multi-cap value* funds followed by Lipper, Inc. (Lipper tracks mutual fund performance, excluding sales charges.) In addition to the tough times value stocks faced, the Federal Reserve's interest rate increases in June and August led to sharp price declines for construction and financial service stocks - a significant reason for the Fund's underperformance.

Q: What caused the rally in value stocks?

A: The rebound in global economic growth in the first part of 1999 contributed, helped along by strong earnings results and global interest rate cuts. The prices of many commodities, especially oil, also bounced back. This led investors to rediscover opportunities outside of the small set of stocks that had been driving the market for over two years. Many of the stocks that rebounded fall under the "cyclical" category, meaning their fortunes are often tied to the health of the global economy. Unfortunately, the value rebound did not last as long as we would have liked.


*Effective September 30, 1999, Lipper, Inc. began a new classification system for comparing funds. Pioneer II is classified as a multi-cap value fund in this new system. Under the old classification, Lipper placed the Fund in the growth and income funds category.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Technology is the second largest sector in the portfolio. Why doesn't the Fund own any internet companies?

A: The extreme valuations of high-flying internet companies generally keep these stocks off limits to disciplined value investors. However, the Fund's technology holdings all have strong positions within their industry and, as a group, boosted performance. Many are involved in the manufacturing of semiconductors; Intel and Texas Instruments are two examples. These companies provide the potential for rewards as a result of their involvement with computers, but they don't have high-risk profiles like many of the ".com" companies.

Q: What attracts you to a company's stock?

A: We look for stocks of companies that have low price-to-book or price-to-cash flow characteristics, with improving financial conditions within the company. We often like to see a catalyst that has the potential to bring a stock back to a more normalized price range. Catalysts can include management changes, cyclical changes within an industry or a restructuring whereby a company streamlines its operations to concentrate on the things that it does best.

   Koninklijke Philips Electronics is an example of a company that has recently streamlined its operations, selling off a number of the less promising divisions within the company to concentrate on semiconductors and flat paneled displays. The aluminum and paper industries are examples of commodity-related areas that experienced a cyclical shift over the past year. Both areas have made comebacks over the last nine months after a number of down years. Singapore-based Asia Pulp and Paper and Bowater are two that were added over the period.

Q: What new holdings did you add? What did you sell?

A: We added a number of stocks whose share prices weren't reflecting their improved business conditions. General Motors (Class H) is particularly attractive; it sells at about half of the price of its largest competitor. We think Oracle is still uniquely positioned to succeed within the software industry. We started to buy the stock in June after it dropped due to the misperception that Year 2000 problems were going

Pioneer II

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/99                             (continued)
--------------------------------------------------------------------------------

   to hurt its earnings. Since that time the Company's stock has performed extremely well, almost doubling in price.

   Some purchases were geared to helping us increase the Fund's exposure to the energy sector, which performed well as oil prices continued to rise. With global demand increasing and oil-producing nations limiting their production, our outlook for the sector remains positive. Suncor Energy, an oil exploration company, and British enterprise Shell Transport and Trading, are two examples of energy-related companies that we added. In all, there were 16 additions to the portfolio.

   Financial companies were hurt as interest rate and credit quality concerns persisted. We completely sold Aames Financial and reduced the position in Conseco. Healthcare stocks have been generally weak across the board, as government legislation aimed at restructuring Medicare looms, potentially hurting HMOs. Integrated Health Services was sold after we concluded that a turnaround may take longer than we were willing to wait. In total, we sold out of 24 stocks over the period.

Q: What is your outlook for the rest of the year?

A: In general, we feel that the prospects for value stocks are positive, although it is impossible to predict when a sustained comeback will occur. However, we are convinced that our value approach will return to favor. It is sometimes difficult to persevere through periods like we have experienced over the last two years, but we have lived through these rough times before and we remain committed to helping you achieve your long term investment goals.

   Given the historically high stock valuations and investors' growing impatience and short-term outlook, we would not be surprised to see the volatility of the last few months continue. Regardless of what happens in the stock market over the next six months, our focus will remain the same; we will continue to search for companies whose stocks we believe are undervalued but have better times ahead.

Pioneer II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99
--------------------------------------------------------------------------------

Shares                                                             Value
               INVESTMENT IN SECURITIES - 99.1%
               PREFERRED STOCK - 0.5%
   355,000     Telecomunicacoes Brasileiras SA
               (A.D.R.) (Preferred Block)                   $     11,094
   355,000     Telecomunicacoes Brasileiras SA (A.D.R.)       26,602,813
                                                            ------------
               TOTAL PREFERRED STOCK
               (Cost $32,209,230)                           $ 26,613,907
                                                            ------------
               COMMON STOCKS - 98.6%
               Basic Materials - 4.4%
               Aluminum - 0.5%
   400,000     Alcoa Inc.                                   $ 24,825,000
                                                            ------------
               Chemicals - 0.8%
         1     E.I. du Pont de Nemours & Co.                $         61
 1,774,000     Lyondell Petrochemicals Co.                    23,727,250
 2,180,000     Mississippi Chemical Corp.+                    15,260,000
                                                            ------------
                                                            $ 38,987,311
                                                            ------------
               Chemicals (Specialty) - 0.9%
 1,800,000     Cytec Industries Inc.*                       $ 43,200,000
 2,169,500     Terra Industries Inc.                           3,661,031
                                                            ------------
                                                            $ 46,861,031
                                                            ------------
               Containers & Packaging (Paper) - 0.3%
 4,300,000     Vitro SA (A.D.R.)                            $ 17,737,500
                                                            ------------
               Iron & Steel - 0.2%
 1,692,900     Rouge Industries, Inc.+                      $ 12,485,137
                                                            ------------
               Metals Mining - 0.6%
 1,000,000     Freeport-McMorRan Copper & Gold, Inc.
               (Class B)                                    $ 15,562,500
 1,300,000     USEC Inc.                                      13,325,000
                                                            ------------
                                                            $ 28,887,500
                                                            ------------
               Paper & Forest Products - 1.1%
 2,000,000     Asia Pulp and Paper Ltd. (A.D.R.)*           $ 11,750,000
   300,000     Bowater Inc.                                   15,750,000
   200,000     Georgia-Pacific Group                           8,100,000
 1,600,000     Longview Fibre Co.                             19,900,000
                                                            ------------
                                                            $ 55,500,000
                                                            ------------
               Total Basic Materials                        $225,283,479
                                                            ------------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
              Capital Goods - 14.8%
              Containers (Metals & Glass) - 0.2%
  526,000     Owens-Illinois, Inc.*                              $ 10,421,375
                                                                 ------------
              Electrical Equipment - 5.4%
2,729,188     Koninklijke Philips Electronics NV (NY Shares)     $275,647,988
                                                                 ------------
              Manufacturing (Diversified) - 3.0%
  538,900     Amcast Industrial Corp.+                           $  7,174,106
  673,000     Hanson Plc (A.D.R.)                                  26,036,687
3,947,600     Trinity Industries, Inc.+                           121,882,150
                                                                 ------------
                                                                 $155,092,943
                                                                 ------------
              Manufacturing (Specialized) - 6.0%
1,638,700     Briggs & Stratton Corp.+                           $ 95,659,112
2,176,000     Dionex Corp.*+                                       93,024,000
4,890,000     Donaldson Co., Inc.+                                113,386,875
1,286,100     Halter Marine Group, Inc.*                            6,993,169
                                                                 ------------
                                                                 $309,063,156
                                                                 ------------
              Metal Fabricators - 0.2%
  911,125     A.M. Castle & Co.+                                 $ 11,502,953
                                                                 ------------
              Total Capital Goods                                $761,728,415
                                                                 ------------
              Communication Services - 3.9%
              Telephone - 3.9%
  300,000     Ameritech Corp.                                    $ 20,156,250
2,225,000     Bell Atlantic Corp.                                 149,770,312
  600,000     SBC Communications, Inc.                             30,637,500
                                                                 ------------
              Total Communication Services                       $200,564,062
                                                                 ------------
              Consumer Cyclicals - 7.0%
              Auto Parts & Equipment - 0.7%
1,708,419     Delphi Automotive Systems Corp.                    $ 27,441,480
  665,000     Simpson Industries, Inc.                              7,356,562
  127,000     Strattec Security Corp.*                              4,445,000
                                                                 ------------
                                                                 $ 39,243,042
                                                                 ------------
              Automobiles - 1.2%
1,010,000     General Motors Corp.                               $ 63,566,875
                                                                 ------------
              Consumer (Jewelry, Novelties, & Gifts) - 2.0%
3,157,450     Lancaster Colony Corp.+                            $101,038,400
                                                                 ------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                             Value
               Homebuilding - 2.4%
4,145,000      Champion Enterprises, Inc.*+                 $ 37,305,000
8,184,000      Clayton Homes, Inc.+                           71,098,500
3,166,200      Oakwood Homes Corp.+                           14,247,900
                                                            ------------
                                                            $122,651,400
                                                            ------------
               Retail (Department Stores) - 0.6%
  400,000      Federated Department Stores, Inc.*           $ 17,475,000
  450,000      May Department Stores Co.                      16,396,875
                                                            ------------
                                                            $ 33,871,875
                                                            ------------
               Retail (Specialty) - 0.1%
  400,000      Officemax Inc.*                              $  2,325,000
                                                            ------------
               Total Consumer Cyclicals                     $362,696,592
                                                            ------------
               Consumer Staples - 4.4%
               Beverages (Non-Alcoholic) - 0.2%
  400,000      Pepsico, Inc.                                $ 12,100,000
                                                            ------------
               Foods - 2.5%
3,300,000      IBP, Inc.                                    $ 81,468,750
   20,000      Nestle SA (Registered Shares)                  37,534,939
  400,000      Sara Lee Corp.                                  9,375,000
                                                            ------------
                                                            $128,378,689
                                                            ------------
               Services (Employment) - 1.7%
2,850,000      Kelly Services Inc. (non-voting)             $ 85,856,250
                                                            ------------
               Total Consumer Staples                       $226,334,939
                                                            ------------
               Energy - 8.2%
               Oil & Gas (Drilling & Equipment) - 2.0%
1,558,100      BJ Services Co.*                             $ 49,567,056
1,900,000      R&B Falcon Corp.*                              24,937,500
  410,000      Smith International, Inc.*                     16,605,000
  300,000      Weatherford International Inc.*                 9,600,000
                                                            ------------
                                                            $100,709,556
                                                            ------------
               Oil & Gas - Exploration/Production - 1.0%
  500,000      Anadarko Petroleum Corp.                     $ 15,281,250
  500,000      Burlington Resources Inc.*                     18,375,000
  500,000      Suncor Energy, Inc.                            19,125,000
                                                            ------------
                                                            $ 52,781,250
                                                            ------------

   The accompanying notes are an integral part of these financial statements. 11

Pioneer II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                             Value
               Oil (Domestic Integrated) - 4.4%
1,040,000      Atlantic Richfield Co.                       $ 92,170,000
3,840,000      Conoco, Inc. (Class A)                        106,560,000
  227,256      Conoco, Inc. (Class B)                          6,221,133
  500,000      Shell Transport and Trading Co. (A.D.R.)       22,750,000
                                                            ------------
                                                            $227,701,133
                                                            ------------
               Oil (International Integrated) - 0.8%
  650,000      Texaco, Inc.                                 $ 41,031,250
                                                            ------------
               Total Energy                                 $422,223,189
                                                            ------------
               Financial - 17.2%
               Banks (Major Regional) - 2.2%
1,000,000      Banc One Corp.                               $ 34,812,500
  639,600      Banco Rio De La Plata SA (A.D.R.)               6,875,700
1,400,000      Fleet Boston Corp.                             51,275,000
  600,000      Mellon Bank Corp.                              20,250,000
                                                            ------------
                                                            $113,213,200
                                                            ------------
               Banks (Money Center) - 2.3%
1,600,000      The Chase Manhattan Corp.                    $120,600,000
                                                            ------------
               Banks (Regional) - 0.5%
1,242,100      North Fork Bancorporation, Inc.              $ 24,220,950
                                                            ------------
               Consumer Finance - 0.9%
1,485,000      Countrywide Credit Industries, Inc.          $ 47,891,250
                                                            ------------
               Financial (Diversified) - 3.9%
4,310,300      Ambac Financial Group, Inc.+                 $204,200,463
                                                            ------------
               Insurance (Life/Health) - 2.2%
5,500,389      Conseco, Inc.                                $106,226,263
  627,000      Manulife Financial Corp.*                       7,442,453
                                                            ------------
                                                            $113,668,716
                                                            ------------
               Insurance (Multi-Line) - 0.3%
  400,000      Nationwide Financial Services, Inc.          $ 14,150,000
                                                            ------------
               Insurance (Property/Casualty) - 0.8%
1,550,000      Allstate Corp.                               $ 38,653,125
                                                            ------------

12 The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                           Value
               Savings & Loans Companies - 4.1%
5,185,425      Charter One Financial, Inc.                $119,912,953
3,150,000      Washington Mutual, Inc.                      92,137,500
                                                          ------------
                                                          $212,050,453
                                                          ------------
               Total Financial                            $888,648,157
                                                          ------------
               Healthcare - 11.4%
               Biotechnology - 3.5%
2,200,000      Amgen, Inc.*                               $179,300,000
                                                          ------------
               Healthcare (Diversified) - 1.6%
  760,400      Abbott Laboratories                        $ 27,944,700
1,350,000      American Home Products Corp.                 56,025,000
                                                          ------------
                                                          $ 83,969,700
                                                          ------------
               Healthcare (Drugs Generic) - 0.3%
1,135,000      Dura Pharmcueticals Inc.*                  $ 15,819,063
                                                          ------------
               Healthcare
               (Drugs/Major Pharmaceuticals) - 5.1%
1,412,600      Astrazenica Plc                            $ 58,879,885
  500,000      Lilly, Eli & Co.                             32,000,000
2,000,000      Merck & Co., Inc.                           129,625,000
  300,000      Novartis AG (A.D.R.)                         22,237,500
  379,700      Pharmacia & Upjohn, Inc.                     18,842,613
                                                          ------------
                                                          $261,584,998
                                                          ------------
               Healthcare (Hospital Management) - 0.4%
1,050,000      Columbia/HCA Healthcare Corp.              $ 22,246,875
                                                          ------------
               Healthcare (Managed Care) - 0.5%
  504,900      Humana Inc.*                               $  3,471,188
  425,600      Wellpoint Health Networks Inc.*              24,259,200
                                                          ------------
                                                          $ 27,730,388
                                                          ------------
               Total Healthcare                           $590,651,024
                                                          ------------
               Technology - 16.1%
               Communications Equipment - 0.7%
1,240,000      Alcatel SA (A.D.R.)                        $ 34,410,000
                                                          ------------
               Computers (Hardware) - 4.3%
1,600,000      Compaq Computer Corp.                      $ 36,700,000
  300,000      Dell Computer Corp.*                         12,543,750
1,400,000      IBM Corp.                                   169,925,000
                                                          ------------
                                                          $219,168,750
                                                          ------------

   The accompanying notes are an integral part of these financial statements. 13

Pioneer II

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/99                                     (continued)
--------------------------------------------------------------------------------

Shares                                                            Value
               Computers (Peripherals) - 0.6%
1,550,000      Storage Technology Corp.*                   $ 29,837,500
                                                           ------------
               Computers (Software and Services) - 0.6%
  700,000      Oracle Corp.*                               $ 31,850,000
                                                           ------------
               Electronics
               (Component Distributors) - 1.5%
4,500,000      Arrow Electronics, Inc.*                    $ 79,312,500
                                                           ------------
               Electronics (Defense) - 1.0%
  300,000      General Motors Corp. (Class H)              $ 17,175,000
  732,200      Raytheon Co. (Class B)                        36,335,425
                                                           ------------
                                                           $ 53,510,425
                                                           ------------
               Electronics (Instrumentation) - 0.2%
  788,200      MTS Systems Corp.                           $  8,177,575
                                                           ------------
               Electronics (Semiconductors) - 5.5%
1,383,500      Etec Systems, Inc.*+                        $ 52,054,188
2,200,000      Intel Corp.                                  163,487,500
  800,000      Texas Instruments Inc.                        65,800,000
                                                           ------------
                                                           $281,341,688
                                                           ------------
               Equipment (Semiconductor) - 0.3%
  525,000      Helix Technology Corp.                      $ 17,456,250
                                                           ------------
               Photography/Imaging - 1.4%
  950,000      Eastman Kodak Co.                           $ 71,665,625
                                                           ------------
               Total Technology                            $826,730,313
                                                           ------------
               Transportation - 2.2%
               Airlines - 0.2%
  200,000      AMR Corp.*                                  $ 10,900,000
                                                           ------------
               Railroads - 2.0%
1,280,000      Canadian National Railway Co.               $ 38,800,000
1,300,000      Union Pacific Corp.                           62,481,250
                                                           ------------
                                                           $101,281,250
                                                           ------------
               Total Transportation                        $112,181,250
                                                           ------------
               Utilities - 9.0%
               Electric Companies - 6.8%
5,162,000      Dominion Resources, Inc.                    $232,935,250
2,000,000      Edison International                          48,625,000

14 The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                       Value
1,409,063      Hawaiian Electric Industries, Inc.                    $   49,581,404
  500,000      Public Service Enterprise Group, Inc.                     19,312,500
                                                                     --------------
                                                                     $  350,454,154
                                                                     --------------
               Natural Gas - 2.2%
2,073,000      Kinder Morgan Energy Partners, L.P.                   $   89,786,813
  600,000      Williams Companies, Inc.                                  22,462,500
                                                                     --------------
                                                                     $  112,249,313
                                                                     --------------
               Total Utilities                                       $  462,703,467
                                                                     --------------
               TOTAL COMMON STOCKS
               (Cost $4,071,809,949)                                 $5,079,744,887
                                                                     --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $4,104,019,179)                                 $5,106,358,794
                                                                     --------------

Principal
Amount
                 TEMPORARY CASH INVESTMENTS - 0.9%
                 Commercial Paper - 0.9%
$28,265,000      American Express Co., 5.39%, 10/1/99                $   28,265,000
 16,563,000      Exxon Project Investment Co., Inc., 5.4%,
                 10/4/99                                                 16,563,000
                                                                     --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $44,828,000)                                  $   44,828,000
                                                                     --------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $4,148,847,179) (a)                           $5,151,186,794
                                                                     ==============

* Non-income producing security.
+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At September 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $4,148,847,179 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $1,549,707,809

    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                        (547,368,194)
                                                                     --------------
    Net unrealized gain                                              $1,002,339,615
                                                                     ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1999 aggregated $668,087,643 and $1,272,609,461 respectively.

   The accompanying notes are an integral part of these financial statements. 15

Pioneer II

--------------------------------------------------------------------------------
BALANCE SHEET 9/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $44,828,000) (cost $4,148,847,179)                   $5,151,186,794
  Cash                                                                          61,158
  Receivables -
   Investment securities sold                                                1,166,211
   Fund shares sold                                                          4,488,380
   Dividends, interest and foreign taxes withheld                            5,619,623
  Other                                                                        387,248
                                                                        --------------
    Total assets                                                        $5,162,909,414
                                                                        --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                      $       62,000
   Fund shares repurchased                                                   6,111,466
  Due to affiliates                                                          4,249,774
  Accrued expenses                                                             616,369
                                                                        --------------
    Total liabilities                                                   $   11,039,609
                                                                        --------------
NET ASSETS:
  Paid-in capital                                                       $3,998,198,492
  Accumulated undistributed net investment income                           28,087,934
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                          123,244,135
  Net unrealized gain on investments                                     1,002,339,615
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                      (371)
                                                                        --------------
    Total net assets                                                    $5,151,869,805
                                                                        ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $5,125,858,493/254,252,979 shares)                  $        20.16
                                                                        ==============
  Class B (based on $21,972,149/1,113,210 shares)                       $        19.74
                                                                        ==============
  Class C (based on $4,039,163/204,237 shares)                          $        19.78
                                                                        ==============
MAXIMUM OFFERING PRICE:
  Class A                                                               $        21.39
                                                                        ==============


16 The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 9/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,051,468)      $104,045,666
  Interest                                                        5,703,604
                                                               ------------
    Total investment income                                                       $109,749,270
                                                                                  ------------
EXPENSES:
  Management fees
   Basic fee                                                   $ 35,001,553
   Performance adjustment                                        (5,823,117)
  Transfer agent fees
   Class A                                                       11,355,754
   Class B                                                          129,497
   Class C                                                           24,876
  Distribution fees
   Class A                                                       11,931,052
   Class B                                                          257,885
   Class C                                                           46,606
  Administrative fees                                             1,672,571
  Custodian fees                                                    260,545
  Registration fees                                                 206,508
  Professional fees                                                 293,109
  Printing                                                          610,374
  Fees and expenses of nonaffiliated trustees                       112,833
  Miscellaneous                                                      77,991
                                                               ------------
    Total expenses                                                                $ 56,158,037
    Less fees paid indirectly                                                         (906,955)
                                                                                  ------------
    Net expenses                                                                  $ 55,251,082
                                                                                  ------------
     Net investment income                                                        $ 54,498,188
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (including $21,342,826 from affiliated
     companies)                                                $128,982,063
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                7,716       $128,989,779
                                                               ------------       ------------
  Change in net unrealized gain from:
   Investments                                                 $500,579,654
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies               (7,016)      $500,572,638
                                                               ------------       ------------
  Net gain on investments and foreign currency
    transactions                                                                  $629,562,417
                                                                                  ------------
  Net increase in net assets resulting from operations                            $684,060,605
                                                                                  ============

   The accompanying notes are an integral part of these financial statements. 17

Pioneer II

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 9/30/99 and 9/30/98


                                                          Year Ended             Year Ended
FROM OPERATIONS:                                           9/30/99                9/30/98
Net investment income                                  $    54,498,188       $    52,687,726
Net realized gain on investments and foreign currency
  transactions                                             128,989,779           178,376,750
Change in net unrealized gain or loss on investments
  and foreign currency transactions                        500,572,638        (1,990,795,373)
                                                       ---------------       ---------------
  Net increase (decrease) in net assets resulting
    from operations                                    $   684,060,605       $(1,759,730,897)
                                                       ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.19 and $0.16 per share, respectively)    $   (51,921,429)      $   (45,296,909)
  Class B ($0.00 and $0.02 per share, respectively)                 --               (16,699)
  Class C ($0.00 and $0.06 per share, respectively)                 --                (7,254)
Net realized gain:
  Class A ($0.15 and $3.34 per share, respectively)        (44,442,516)         (904,693,302)
  Class B ($0.15 and $3.34 per share, respectively)           (229,790)           (2,365,132)
  Class C ($0.15 and $3.34 per share, respectively)            (45,439)             (403,479)
                                                       ---------------       ---------------
    Total distributions to shareholders                $   (96,639,174)      $  (952,782,775)
                                                       ---------------       ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $   549,021,003       $   751,999,994
Reinvestment of distributions                               89,470,501           899,054,779
Cost of shares repurchased                              (1,594,983,583)         (969,188,428)
                                                       ---------------       ---------------
  Net increase (decrease) in net assets resulting
    from fund share transactions                       $  (956,492,079)      $   681,866,345
                                                       ---------------       ---------------
  Net decrease in net assets                           $  (369,070,648)      $(2,030,647,327)
NET ASSETS:
Beginning of year                                        5,520,940,453         7,551,587,780
                                                       ---------------       ---------------
End of year (including accumulated undistributed net
  investment income of $28,087,934 and $27,149,585,
  respectively)                                        $ 5,151,869,805       $ 5,520,940,453
                                                       ===============       ===============


18 The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CLASS A                          '99 Shares         '99 Amount        '98 Shares        '98 Amount
Shares sold                         25,634,232    $   527,769,739        30,569,567   $ 729,551,456
Reinvestment of distributions        4,390,605         89,211,509        39,778,758     896,463,906
Less shares repurchased            (75,774,124)    (1,572,599,850)      (40,837,229)   (961,622,337)
                                   -----------    ---------------       -----------   -------------
  Net increase (decrease)          (45,749,287)   $  (955,618,602)       29,511,096   $ 664,393,025
                                   ===========    ===============       ===========   =============
CLASS B
Shares sold                            796,132    $    16,027,099           768,581   $  18,334,775
Reinvestment of distributions           11,167            219,995           103,776       2,303,825
Less shares repurchased               (866,761)       (17,501,553)         (256,120)     (5,827,965)
                                   -----------    ---------------       -----------   -------------
  Net increase (decrease)              (59,462)   $    (1,254,459)          616,237   $  14,810,635
                                   ===========    ===============       ===========   =============
CLASS C
Shares sold                            259,176    $     5,224,165           171,838   $   4,113,763
Reinvestment of distributions            1,976             38,997            12,930         287,048
Less shares repurchased               (244,298)        (4,882,180)          (79,658)     (1,738,126)
                                   -----------    ---------------       -----------   -------------
  Net increase                          16,854    $       380,982           105,110   $   2,662,685
                                   ===========    ===============       ===========   =============


   The accompanying notes are an integral part of these financial statements. 19

Pioneer II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                            Year Ended      Year Ended
                                                             9/30/99         9/30/98
CLASS A
Net asset value, beginning of year                          $    18.32      $    27.85
                                                            ----------      ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.21      $     0.17
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               1.97           (6.20)
                                                            ----------      ----------
   Net increase (decrease) from investment operations       $     2.18      $    (6.03)
Distributions to shareholders:
 Net investment income                                           (0.19)          (0.16)
 Net realized gain                                               (0.15)          (3.34)
                                                            ----------      ----------
Net increase (decrease) in net asset value                  $     1.84      $    (9.53)
                                                            ----------      ----------
Net asset value, end of year                                $    20.16      $    18.32
                                                            ==========      ==========
Total return*                                                    11.86%         (23.97)%
Ratio of net expenses to average net assets                       0.96%+          0.90%+
Ratio of net investment income to average net assets              0.93%+          0.74%+
Portfolio turnover rate                                             12%            50%
Net assets, end of year (in thousands)                      $5,125,858      $5,496,480
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     0.95%           0.90%
 Net investment income                                            0.94%           0.74%

                                                            Year Ended      Year Ended      Year Ended
                                                             9/30/97         9/30/96         9/30/95
CLASS A
Net asset value, beginning of year                          $    20.94      $    20.66      $    19.38
                                                            ----------      ----------      ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.16      $     0.23      $     0.35
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               8.83            2.10            3.04
                                                            ----------      ----------      ----------
   Net increase (decrease) from investment operations       $     8.99      $     2.33      $     3.39
Distributions to shareholders:
 Net investment income                                           (0.15)          (0.32)          (0.30)
 Net realized gain                                               (1.93)          (1.73)          (1.81)
                                                            ----------      ----------      ----------
Net increase (decrease) in net asset value                  $     6.91       $    0.28      $     1.28
                                                            ----------      ----------      ----------
Net asset value, end of year                                $    27.85       $   20.94      $    20.66
                                                            ==========      ==========      ==========
Total return*                                                    45.95%          12.18%          19.92%
Ratio of net expenses to average net assets                       0.96%+          0.92%+          0.93%+
Ratio of net investment income to average net assets              0.68%+          1.13%+          1.85%+
Portfolio turnover rate                                             47%             66%             63%
Net assets, end of year (in thousands)                      $7,534,010      $5,431,797      $5,114,963
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                     0.95%           0.90%           0.91%
 Net investment income                                            0.69%           1.15%           1.87%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                           Year Ended      Year Ended     Year Ended        7/1/96 to
                                                             9/30/99       9/30/98(a)     9/30/97(a)         9/30/96
CLASS B
Net asset value, beginning of period                        $ 17.98         $ 27.52        $ 20.89           $20.55
                                                            -------         -------        -------           ------
Increase (decrease) from investment operations:
 Net investment loss                                        $ (0.04)        $ (0.07)       $ (0.07)          $(0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            1.95           (6.11)          8.76             0.35
                                                            -------         -------        -------           ------
   Net increase (decrease) from investment operations       $  1.91         $ (6.18)       $  8.69           $ 0.34
Distributions to shareholders:
 Net investment income                                           --           (0.02)         (0.13)              --
 Net realized gain                                            (0.15)          (3.34)         (1.93)              --
                                                            -------         -------        -------           ------
Net increase (decrease) in net asset value                  $  1.76         $ (9.54)       $  6.63           $ 0.34
                                                            -------         -------        -------           ------
Net asset value, end of period                              $ 19.74         $ 17.98        $ 27.52           $20.89
                                                            =======         =======        =======           ======
Total return*                                                 10.62%         (24.76)%        44.58%            1.65%
Ratio of net expenses to average net assets                    2.06%+          1.96%+         1.94%+           2.03%**+
Ratio of net investment loss to average net assets            (0.18)%+        (0.31)%+       (0.32)%+         (0.25)%**+
Portfolio turnover rate                                          12%             50%            47%              66%
Net assets, end of period (in thousands)                    $21,972         $21,084        $15,311           $  864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.04%           1.96%          1.90%            2.02%**
 Net investment loss                                          (0.16)%         (0.31)%        (0.28)%          (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/99
--------------------------------------------------------------------------------

                                                           Year Ended      Year Ended     Year Ended        7/1/96 to
                                                             9/30/99       9/30/98(a)     9/30/97(a)         9/30/96
CLASS C
Net asset value, beginning of period                         $18.02         $ 27.55         $20.88           $20.55
                                                             ------         -------         ------           ------
Increase (decrease) from investment operations:
 Net investment loss                                         $(0.04)        $ (0.06)        $(0.08)          $(0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            1.95           (6.07)          8.77             0.34
                                                             ------         -------         ------           ------
   Net increase (decrease) from investment operations        $ 1.91         $ (6.13)        $ 8.69           $ 0.33
Distributions to shareholders:
 Net investment income                                           --           (0.06)         (0.09)              --
 Net realized gain                                            (0.15)          (3.34)         (1.93)              --
                                                             ------         -------         ------           ------
Net increase (decrease) in net asset value                   $ 1.76         $ (9.53)        $ 6.67           $ 0.33
                                                             ------         -------         ------           ------
Net asset value, end of period                               $19.78         $ 18.02         $27.55           $20.88
                                                             ======         =======         ======           ======
Total return*                                                 10.60%         (24.56)%        44.51%            1.61%
Ratio of net expenses to average net assets                    2.08%+          1.93%+         1.99%+           2.02%**+
Ratio of net investment loss to average net assets            (0.22)%+        (0.28)%+       (0.39)%+         (0.15)%**+
Portfolio turnover rate                                          12%             50%            47%              66%
Net assets, end of period (in thousands)                     $4,039         $ 3,377         $2,267           $  214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                  2.06%           1.93%          1.95%            2.01%**
 Net investment loss                                          (0.20)%         (0.28)%        (0.35)%          (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend

Pioneer II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99                               (continued)
--------------------------------------------------------------------------------

   data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 1999, the Fund reclassified $1,638,410 from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Fund and is designed to present the Fund's capital accounts on a tax basis.

   The Fund has designated $125,559,275 as a capital gain dividend for purposes of the dividend paid deduction.

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,565,861 in underwriting commissions on the sale of fund shares during the year ended September 30, 1999.

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of (plus minus symbol)0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. For the year ended September 30, 1999, the aggregate performance adjustment resulted in a reduction to the basic fee of $5,823,117. For the year ended September 30, 1999, the net management fee was equivalent to 0.50% of average net assets.

Pioneer II

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/99                               (continued)
--------------------------------------------------------------------------------

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 1999, $2,277,266 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $1,015,110 in transfer agent fees payable to PSC at September 30, 1999.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $957,398 in distribution fees payable to PFD at September 30, 1999.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one period of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 1999, CDSCs in the amount of $102,586 were paid to PFD.

Pioneer II

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 1999, the Fund's expenses were reduced by $906,955 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended September 30, 1999, the Fund had no borrowings under this agreement.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 1999:

-----------------------------------------------------------------------------------------------
          Affiliates              Purchases         Sales           Income            Value
-----------------------------------------------------------------------------------------------
  A.M. Castle & Co.              $   -         $         -      $   710,678      $ 11,502,953
  Ambac Financial Group, Inc         -                   -        2,101,223       204,200,463
  Amcast Industrial Corp.            -                   -          301,784         7,174,106
  Briggs & Stratton Corp.            -                   -        1,917,279        95,659,112
  Champion Enterprises, Inc.         -                   -                -        37,305,000
  Clayton Homes, Inc.                -                   -          656,320        71,098,500
  Dionex Corp.                       -           7,904,112                -        93,024,000
  Donaldson Co., Inc.                -                   -        1,173,600       113,386,875
  Etec Systems, Inc.                 -              45,373                -        52,054,188
  Lancaster Colony Corp.             -          20,049,289        2,188,470       101,038,400
  Mississippi Chemical Corp.         -                   -          872,000        15,260,000
  Oakwood Homes Corp.                -          11,038,546          146,648        14,247,900
  Rouge Industries, Inc.             -             754,998          215,148        12,485,137
  Trinity Industries, Inc.           -                   -        2,763,320       121,882,150
                                 -------       -----------      -----------      ------------
                                 $   -         $39,792,318      $13,046,470      $950,318,784
                                 =======       ===========      ===========      ============
-----------------------------------------------------------------------------------------------

Pioneer II

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer II:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of September 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 5, 1999

Pioneer II

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Officers                              Trustees
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               Richard E. Dahlberg, Vice President
Margaret B.W. Graham                  David D. Tripple, Executive Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our website:                                        www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.

[Logo: Pioneer logo]

Pioneer Investment Management, Inc.
60 State Street                                  7092-00-1199
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com               [Recycle bug] Printed on Recycled Paper